AQR FUNDS

Supplement dated March 1, 2024 (“Supplement”)

to the Class I, Class N and Class R6 Shares Summary Prospectus, Prospectus, and

Statement of Additional Information, each dated May 1, 2023, as amended (the

“Summary Prospectus”, “Prospectus”, and “SAI”, respectively),

of the AQR Diversified Arbitrage Fund (the “Fund”)

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and SAI. Please review this important information carefully. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and SAI free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 219512, Kansas City, MO 64121-9512.

Effective March 1, 2024, John Eckert will no longer serve as a portfolio manager of the Fund. Effective that date, all references to Mr. Eckert are hereby deleted from the Summary Prospectus, Prospectus and SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE